UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 20, 2017
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FIRST NBC BANK HOLDING COMPANY
(Exact name of registrant as specified in its charter)
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Louisiana	001-35915	14-1985604
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Baronne Street New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (504) 566-8000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

As previously disclosed by Current Report on Form 8-K, filed January 31, 2017, First NBC Bank Holding Company (the “Company”) reached a preliminary conclusion that it expected to record a material valuation allowance with respect to its deferred tax asset and that it had not completed its processes to determine its valuation allowance for certain loans, tax credit entities or low-income housing projects. Since that time, the Company has been taking steps designed to enable it to finalize its review of each of these items, including through the completion of internal and external evaluations of its loan portfolio and deferred tax asset valuation allowance.

Although the determination is preliminary and subject to the completion of additional procedures, on April 21, 2017, the Audit Committee of the Board of Directors (the “Audit Committee”) and management of the Company concluded that certain annual and interim period consolidated financial statements, as of and for the periods ended June 30, 2016 and prior thereto, require restatement and should no longer be relied upon. Similarly, related press releases and earnings releases, as well as management’s report on the effectiveness of internal control over financial reporting as of such periods, should no longer be relied upon.

The Company has made this determination based on its evaluation of the internal and external reviews of its loan portfolio, the adequacy of the allowance for loan losses with respect to such loans and the appropriate periods in which any impairment with respect to such loans should be recognized. The Company is continuing to assess and quantify these and other potentially significant matters, including the impact that its loan portfolio evaluation may have on the Company's previous conclusions regarding the carrying values of deferred tax assets and other tax motivated investments during such prior periods. The impact of these assessments is expected to be reflected in the restated financial statements. At this time, the Company has determined that the consolidated financial statements for the year ended December 31, 2015, as well as each of the interim periods within 2016 and 2015, require restatement. The Company requires additional time to determine the extent to which additional prior periods may be subject to restatement.

The Company intends to file as soon as practicable restated consolidated financial statements as of and of for the year ended December 31, 2015, and any prior period determined to be materially impacted by such adjustments, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (“2016 Form 10-K”). In addition, the Company intends to include in the 2016 Form 10-K (i) restated Selected Financial Data for the years covered by the restatement and (ii) a discussion of the effect of the restatement upon the covered periods as a part of Management’s Discussion and Analysis. Based on the information the Company intends to include in its 2016 Form 10-K, the Company does not intend to file an amendment to the Company’s Annual Report on Form 10-K or the quarterly reports on Forms 10-Q for the year ended December 31, 2015 or any prior period. In connection with the filing of its 2016 Form 10-K, the Company intends to amend its quarterly reports on Forms 10-Q for the periods ended March 31, 2016 and June 30, 2016, as appropriate.

The Audit Committee and the Company’s management have discussed the matters disclosed in this Form 8-K under this Item 4.02(a) with the Company’s independent registered public accounting firm, Crowe Horwath LLP.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2017, First NBC Bank (the “Bank”), the wholly-owned subsidiary of the Company, took action to appoint Brad Calloway as Chief Credit Officer, subject to and effective upon the receipt of applicable regulatory approvals. Mr. Calloway would succeed William J. Burnell, who had served as Senior Executive Vice President and Chief Credit Officer of the Company and Bank since inception.
Mr. Calloway, age 56, has more than 30 years of experience in the banking and financial services sector and has served as an executive officer within the commercial banking group of the Bank since 2006. Mr. Calloway has a vast array of experience in the areas of commercial lending, credit underwriting and administration, special assets, loan review and tax credits. Prior to joining the Bank, he served in various officer roles at the former First Commerce Corporation, including as Commercial Lending Officer, Regional Branch Manager, Private Banking Manager, and Commercial Special Assets Officer, and at Hibernia Bank, where he served as a Loan Review Officer and Special Assets Officer. Prior to his banking career, Mr. Calloway served as an auditor at Arthur Andersen LLP. Mr. Calloway is a graduate of Mississippi State University, where he earned a Bachelor of Professional Accountancy degree, and has completed the CPA certification process. Mr. Calloway also serves as an Adjunct Lecturer at Tulane University.
No changes with respect to compensation arrangements have been made at this time, pending the receipt of applicable regulatory approvals.

Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements do not relate strictly to historical or current facts. Forward-looking statements reflect the current views and estimates of management of the Company with respect to future economic circumstances, industry conditions, company performance and financial results. They often include the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the control of the Company - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. Among other factors, actual results may differ from those described in forward-looking statements due to potential delays in the preparation of restated financial statements; the risk that additional information will come to light during the course of the preparation of restated financial statements that alters the scope or magnitude of the restatement, potential reviews, investigations or other proceedings by government authorities, stockholders or other parties; the risk that the Company’s remediation plan will be unsuccessful to prevent or detect additional misstatements and potential delays arising from the restatement, including a potential inability to prepare financial statements or file periodic reports on a timely basis; the Company’s ability to comply with its plan to regain compliance with Nasdaq listing standards, to maintain the listing of its securities on Nasdaq and to comply with all other listing rules applicable to it; as well as other factors included in filings made by the Company with the Securities and Exchange Commission, including those risk factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.  Forward-looking statements speak only as of the date they are made.  Copies of the Company’s reports filed with the Securities and Exchange Commission are available in the Investor Relations section of the Company’s website, www.firstnbcbank.com.  The Company undertakes no duty to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made or to reflect the occurrence of unanticipated events.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: April 24, 2017
FIRST NBC BANK HOLDING COMPANY

By: /s/ Carl J. Chaney
Carl J. Chaney
Chief Executive Officer